As filed with the Securities and Exchange Commission on March 8, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03758

MATRIX ADVISORS VALUE FUND, INC.

(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017

(Address of principal executive offices) (Zip code)

David A. Katz

747 Third Avenue, 31st Floor

New York, NY 10017

(Name and address of agent for service)

1(800) 366-6223

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

MATRIX ADVISORS

VALUE FUND, INC.

February 6th, 2017

Dear Fellow Shareholder:

The Matrix Advisors Value Fund posted a gain of +5.26% for the fourth quarter, out-performing the S&P 500 Index for the quarter and the full year. For the calendar year, the Fund was up by +15.15%. These results were ahead of the S&P 500’s increase in the fourth quarter of +3.82%, and full calendar year gain of +11.95%.

Disclosure Note:

For your information, for the period ended December 31, 2016, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund, were 15.15%, 12.85%, 4.12% and 7.64%, respectively. For the same periods the returns for the S&P 500 Index were 11.95%, 14.66%, 6.95% and 8.03%.

Gross Expense Ratio:	1.16%
Net Expense Ratio:	0.99	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com.

**The Advisor has contractually agreed to reduce fees through 10/31/17.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund’s Net Asset Value on 12/31/16 was $64.44.

The Fund posted a strong quarter of positive absolute and relative returns. The attached commentary provides a thorough discussion on what drove our 2016 returns and why we think the Fund is well positioned going forward.

As we entered 2017 we believed the overall market was fairly valued but that significant opportunities existed in high quality stocks in market sectors currently out of favor. Statistically, the most attractive areas of the market compared to their historic valuations are Health Care and Technology. The Fund has significant exposure to these sectors. We also think Financial stocks remain attractive in an improving economy, with higher interest rates and a less adversarial regulatory environment. Financials remain the Fund’s largest sector weighting, though we have trimmed it somewhat into the strong rally since the election.

For tax purposes, the Fund’s realized net capital gains during the most recent fiscal year were offset by its accumulated net capital loss carryforward. As a result, no capital gains were declared.

MATRIX ADVISORS

VALUE FUND, INC.

We believe that the Fund is well positioned as we seek to deliver solid results in the year ahead. For the first time in years, the global economy appears to have achieved some momentum. The biggest risks we see to the stock market are political, both domestically and abroad.

Matrix partners and associates are among the Fund’s largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to return to favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Best wishes for a healthy, happy and prosperous 2017.

Sincerely,

David A. Katz, CFA

Fund Manager

MATRIX ADVISORS

VALUE FUND, INC.

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

NAREIT Equity REIT Index is a market capitalization-weighted index of U.S. Equity REITs.

The MSCI EAFE Index is an equity index which captures large and mid-cap representation across Developed Markets countries around the world, excluding the US and Canada.

WTI Index is an index that captures West Texas Intermediate (WTI) crude oil. WTI is the underlying commodity of the New York Mercantile Exchange’s oil futures contracts.

Barclays US Aggregate Index is the index that measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Book value of an asset is the value at which the asset is carried on a balance sheet and calculated by taking the cost of an asset minus the accumulated depreciation. Book value is also the net asset value of a company, calculated as total assets minus intangible assets (patents, goodwill) and liabilities. For the initial outlay of an investment, book value may be net or gross of expenses such as trading costs, sales taxes, service charges and so on.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS

VALUE FUND, INC.

Matrix Advisors Value Fund, Inc.

Capital Markets Commentary and Quarterly Report:

4th Quarter and 2016 Annual Review

The stock market made a new all-time high in the fourth quarter, with the S&P 500 rising by 3.82% and the Dow Jones Industrial Average nearing 20,000. The rally was driven by improving economic data and an enthusiastic response from investors to president-elect Donald Trump’s pro-business platform of lower taxes, reduced regulation and fiscal stimulus. The President-elect’s more problematic protectionist trade statements have not dampened the market’s high spirits, for now. For the full year, the S&P 500 was up 11.95%, a remarkable comeback from the worst beginning to a year in market history.

The Matrix Advisors Value Fund fully participated in the year-end rally, out-performing the S&P 500 for the fourth quarter and full year.

There was a notable shift in sector leadership in the second half of the year from defensive sectors to those with more economic sensitivity. In the fourth quarter the leading market sectors were Financials, Energy and Industrials. The laggards were Real Estate, Healthcare and Consumer Staples, all posting a negative return in the quarter. For the full year the best performing sectors were Energy, Telecom, Financials and Industrials, in that order. The worst performing sector was Healthcare, the only sector showing a decline for the year.

Value strategies outperformed Growth in 2016 after a number of years of lagging performance. Our belief that there was a high probability for Value’s resurgence was something we discussed in last year’s fourth quarter letter, following Large Cap Growth stocks trouncing of Large Cap Value stocks by 950 basis points in 2015. Looking at the Value/Growth performance style data as far back as it goes (1979), we believe history suggests that Value is due for a multi-year period of potential outperformance.

Interest rates rose sharply during the quarter with the 10-year Treasury yield jumping from 1.60% to 2.45%, but were up only modestly from last year’s ending level of 2.27%.

Gold dropped by $173, or -13%, in the quarter but was up 8.5% for the year.

U.S. crude-oil futures continued to rebound in Q4 after OPEC agreed in November to cut production for the first time in eight years. The oil price moved up by 45% in 2016 and more than doubled from its low of $26.21/barrel in February to close the year at $53.72. A sustained higher oil price above $50 has very positive economic benefits for the industry and broader economy, with the addition of good paying jobs and rebounding capital spending.

Market Outlook

As noted earlier, the Fund posted strong returns in the fourth quarter and outperformed the benchmark for the quarter and full year.

We believe that the portfolio is well positioned for the economic environment we foresee in the year ahead. We think that 2017 has the potential to be a year of accelerating economic growth, breaking out of the sluggish

MATRIX ADVISORS

VALUE FUND, INC.

sub-par GDP expansion that has characterized the eight year recovery since the Great Recession. The year ended with a long list of positive economic reports including a 4.7% unemployment rate (close to a nine year low), improving manufacturing and service sector growth in the U.S and Europe, rising home prices, auto sales at record levels, and the highest level of consumer confidence in 15 years.

We believe earnings estimates should rise this year, as energy companies show much improved earnings from a year ago on higher oil prices. We also anticipate that financial firms should benefit from rising interest rates, continued strong credit quality and an improving economy that creates demand for loans. High consumer confidence and a continuation of job growth are expected to lift consumer spending and industrial companies should benefit from an increase in business investment.

This projected profit improvement is before any benefit from a potential reduction in business and personal tax rates. The obvious brakes on profits for multinational companies are the relative strength of the U.S. dollar and the fallout from the possible enactment of any new protectionist trade policies. Consensus earnings estimates are for S&P 500 earnings to grow about 12% in 2017 versus 2016, according to FactSet. This would mark 2017 as having the strongest year over year profit growth in six years and a sharp improvement over the 1% earnings growth in 2015 and 2016.

This projected earnings improvement could provide a nice tail wind for our portfolio as a study published in mid-December by Bank of America Merrill Lynch stock strategist Savita Subramanian (Barron’s, 1/2/2017) suggests that Value has historically outperformed Growth when earnings are picking up.

As we said for much of last year, we think the overall market is fairly valued at 16.9x estimated forward earnings versus the 20 year average of 17.2x.1 It is important to note, however, that there are a number of stocks in high quality and higher yielding areas of the market that sell at substantial discounts to those levels.

Statistically, the most attractive sectors relative to the 20-year forward P/E averages are Technology and Healthcare. Our portfolio has good representation in these areas. Financial stocks, our largest portfolio sector weighting, are not the bargain they were a year ago but we believe they remain very attractive in an improving economy, with higher interest rates and a less adversarial regulatory environment.

In summary, we expect more volatility this year as a new administration in Washington legislates its agenda and the world confronts a changing political landscape in both the U.S. and Europe. We also believe, however, that another positive year for the stock market is likely and high single digit returns are achievable.

Reviewing our Predictions for 2016

We appreciate the irony of reviewing last year’s predictions and making new ones while writing an Ideas section highlighting the Nobel Prize winning work of two psychologists who have conclusively demonstrated the difficulty of making accurate predictions in a world of uncertainty. So with a lot of humility and accepting the

1	Source: FactSet, Russell Investment Group, Standard & Poor’s, J.P. Morgan Asset Management.

MATRIX ADVISORS

VALUE FUND, INC.

advice given by the brilliant fictional chief homicide detective of the Surete du Quebec, Armand Gamache, to new detectives, “Don’t believe everything you think”, here goes:

At this time last year, we thought that the market would be volatile but provide mid-to high single digit returns. That return prediction did not look good after the worst start in market history, but in the end was actually conservative.

We thought China’s economy would be a concern and it was at the beginning of the year but faded into the background as their economic data improved and other issues, like Brexit and the U.S. elections, took center stage.

Interest rates rose less than we thought but we were right in thinking that stocks would outperform bonds.

We were right in expecting that the price of oil would rise and that Energy, Industrials, Old Technology and Financials would have a good year and that Healthcare would be mixed as it became a focus for politicians.

We thought that after a nine year period of underperformance beginning in 2007, Value was due to begin a multi-year period of outperformance versus Growth. This seems to have started in 2016 as “Value” strategies significantly outpaced “Growth”.

On balance, after an under-whelming forecast year versus outcomes in 2015, we were on the mark with much of our 2016 outlook.

Our 2017 Outlook

•	As we look toward 2017, many areas of our outlook and the economy are more positive than they have been in some time. However this is partially overshadowed by uncertainty related to the changing geopolitical environment within the United States as well as Europe. The economy begins the New Year with momentum. We believe, along with the consensus, that interest rates should move higher this year, perhaps more than is currently expected, and that earnings, helped by easy comparisons for Energy and Financials, could grow by more than 10%.

•	With the market near record highs, we expect more volatility as the market tries to handicap the successes and failures of the new administration’s impact on the economy. While the volatility may be nerve wracking, we believe stocks should provide positive returns in the upcoming year, approaching the historic market averages.

•	We believe tax reform will happen later in the year (surely on the corporate side) and provide a boost to after tax corporate earnings and consumer incomes, consumer confidence and business investment. Part of the tax reform will likely include some sort of tax holiday on repatriating foreign cash, which would be a nice positive for the U.S economy and companies.

•	We anticipate continued job growth and higher inflation as wages increase.

•	Among market sectors, we think, Technology, Industrials, and Financials should perform well in an economy with accelerating momentum. And after a poor 2016, we believe that select Healthcare is poised to rebound in upcoming periods.

•	We think Bonds and Utility stocks may be difficult places to make money in 2017.

MATRIX ADVISORS

VALUE FUND, INC.

•	We think the sharp reduction in 2016 oil & gas capital spending coupled with OPEC’s first production cuts in eight years, are likely to result in oil trading in $45 to $60 per barrel range for the upcoming year.

•	The biggest wildcard to our outlook is geopolitical risk. The global economy has growing momentum but could be slowed or derailed by protectionist trade policies from the new Administration, by the changing political landscape inside the Eurozone or by heightened tension from increase saber-rattling in a number of global hotspots.

Fund Performance:

Semi-Annual Review

The Fund’s strong fourth quarter when added to an even better third quarter resulted in a strong final six months of 2016 on both a relative and absolute basis. Over this period the Fund gained 13.95% compared to an increase of 7.82% for the S&P 500.

During the back half of the year, the strength was largely driven by our Financial holdings with an assist from Technology. The two largest detracting sectors from performance were Healthcare and Consumer Staples, the former due to increasing political scrutiny of rising drug prices and the latter due to investor’s preference for more economically sensitive names. We believe both of these areas offer attractive opportunities and good balance to the portfolio during periods of market weakness.

The Quarter and Year in Review

The Fund’s portfolio had a very strong quarter and solid year, outperforming the S&P 500 over both time periods.

The greatest contributor by far to the portfolio’s results in the quarter was Financials, the best performing group in the market and our largest sector weighting. High quality financial stocks have been out of favor with investors since the financial crisis and were trading at a 30% discount to the market earlier in the year, even as their businesses showed improving profits and increases in book value. Expectations for persistently low interest rates, fears of additional regulation (including ever escalating capital requirements) and sluggish economic growth all contributed to their undervaluation. The election of Donald Trump with his pro-business agenda renewed interest in the group because their profits should meaningfully accelerate with stronger economic growth, higher interest rates and a more benign regulatory environment.

We think Financials continue to offer good appreciation potential because we believe analysts are significantly underestimating their earnings potential and expect a multiple expansion on these improving earnings. Further, we think that institutional investors continue to be under-weighted in the group and the current changes in sentiment could lead to a large movement of capital towards the sector.

After Financials, the next best performing sector was Energy, where supply and demand were moving towards balance before receiving an added boost in November when OPEC agreed to its first production cuts in eight years. Other sectors contributing to Q4 performance were Technology, Industrials and Consumer Discretionary.

MATRIX ADVISORS

VALUE FUND, INC.

The worst performing sectors in the quarter were Healthcare and Consumer Staples. Healthcare suffered from increased political scrutiny of higher drug prices and Consumer Staples were a source of funds as investors favored more economically sensitive sectors over defensive names. Within Consumer Staples, CVS had a rare and unexpected business set back and lowered earnings expectations for 2017 after losing a large piece of business to a competitor. We are confident the company will make the necessary adjustments to return to its profit growth goals.

For the full year, our best performing portfolio sectors in the Fund were Financials, Technology, Energy and Industrials. Within these groups, the best performing stocks were Morgan Stanley, J.P. Morgan Chase and Charles Schwab, Symantec, Devon Energy and Caterpillar.

Healthcare and Consumer Staples were the biggest detractors from performance for the year.

During the quarter we added to positions in AbbVie, Alphabet (Google), Chubb, CVS, Harley Davidson, Johnson Controls, PepsiCo, and Zimmer Biomet.

We sold our position in Caterpillar (CAT) after the shares reached our price target. CAT was the best performing stock in the Dow Jones Industrial Average in 2016, surging on expectations of renewed demand for its equipment as oil prices recovered and interest in infrastructure projects made headlines. In the near term CAT’s business remains challenged and we think the share price reflects an overly optimistic pace of recovery for the company. We also sold our remaining shares in HP Inc. after the shares reached our price target, and sold the small position we received in Adient, the spin-off from Johnson Controls.

We modestly trimmed positions in a number of our financial names after the election as the sector’s already high weighting continued to rise due to the price appreciation of our holdings. Financials remain the largest sector weighting in the portfolio. We also trimmed our position in Symantec, a top performer in Technology last year, as the shares approached our target price.

We think the portfolio is well positioned as we seek to deliver solid results in the year ahead. For the first time in years, the global economy appears to have achieved some momentum. The United States and Europe are showing accelerating growth and Asia, including China, appears to be stable.

The biggest risks we see to the stock market are political, both domestically and abroad. While many areas of the Trump economic agenda are very favorable, the devil will be in the details and there is meaningful uncertainty related to the new administration’s Trade and Immigration policies.

The Brexit vote in the U.K. and the recent U.S. elections reflect populist and nationalistic sentiments that are likely to be voiced again in elections in Europe in 2017 and cause further uncertainty over the fate of the Euro. As this plays out, the international markets might face more bumps along the road.

We believe inflation and interest rates should rise in 2017 beginning the long walk back to more normal levels.

*                              *                             *

This quarter’s Ideas About Investing looks at some of the reasons why the majority of investors do not get the market returns available. An interesting new book by Michael Lewis details the Nobel Prize winning work done by two psychologists about the biases people bring to decision making and how they often undermine rational thinking.

MATRIX ADVISORS

VALUE FUND, INC.

On an administrative note, over the years we have included our Ideas About Investing as a regular feature in each quarterly letter. As the length of our letter has grown, we fear it might be informational overload. Going forward we will limit this section of our letter to our year-end review unless we have something especially timely to discuss.

On the corporate side, we are pleased to announce that effective January 1st, Conall Duffin became a partner of the firm, bringing the Matrix partnership to ten. Conall joined Matrix in 2001 and has worked in client relations, marketing, and mutual fund operations over the past 15 plus years. In December 2016, Conall became the firm’s and the Fund’s Chief Compliance Officer.

We would like to take this opportunity to wish each of you a happy, healthy, productive, peaceful and prosperous New Year. We are truly grateful for your confidence and trust, and are committed to keeping it, and earning it, every day and in everything that we do for you.

MATRIX ADVISORS

VALUE FUND, INC.

Ideas About Investing

A Quest for Investment Enlightenment

December 31, 2016

Why is it that investors consistently do worse than the market averages among a wide variety of asset classes over long periods of time? In their most recent Guide to the Markets U.S. 1Q 2017, JP Morgan Asset Management provides 20-year annualized returns by asset classes (1996-2015) that shows consistent average investor underperformance versus REITs, the S&P 500, a 60/40 and 40/60 allocation between Stocks and Bonds, 100% Bonds, Gold, Homes, Oil, etc. In not a single case do average investors match the annualized returns of these different asset classes. For example, the S&P 500 returned 8.2% annually, a 60/40 stock bond allocation returned 7.2% and the average investor’s return was only 2.1% over that 20 year period.2

Much of the underperformance can be explained by poor market timing decisions. Missing the best days of market performance dramatically impacts long term performance. For example, between January 1996 and December 2015, the S&P 500 was up 8.18% annually. But if you missed the best 10 days over that time period the returns dropped to 4.49%. Missing the best 20 days lowered the return to 2.05% and so on. But this is not new news. Charts showing this data are now a staple of investment marketing presentations. So why in spite of this overwhelming well publicized evidence, do so many investors think they can successfully time the market?

A new book by Michael Lewis, The Undoing Project, sheds light on this subject. The book tells the story behind the Nobel Prize winning work of two Israeli psychologists who demonstrated how the unconscious biases people bring to decision making cause them to make systematic errors of judgement when dealing with uncertainty. Their work was the foundation for the field of behavioral economics and provides great insights about why the public keeps making the same mistakes when they should know better. Among their conclusions:

•	People tend to underestimate uncertainty, but after the fact create a story to explain how what happened was predicable in hindsight. The handwriting was on the wall but the ink was invisible.

•	People have hindsight bias and misremember their predictions as being correct. After the fact they explain what happened with a great deal of confidence. It leads them to believe that there is a less uncertain world than there actually is. People predict very little and explain everything.

•	People believe they can predict the future if they work hard enough.

•	People accept any explanation as long as it fits the facts.

2	Source: J.P. Morgan Asset Management; (Top) Barclays, FactSet, Standard & Poor’s; (Bottom) Dalbar Inc. Indexes used are as follows: REITS: NAREIT Equity REIT Index, EAFE: MSCI EAFE, Oil: WTI Index, Bonds: Barclays U.S. Aggregate Index, Homes: median sale price of existing single-family homes, Gold: USD/troy oz., Inflation: CPI. 60/40: A balanced portfolio with 60% invested in the S&P 500 Index and 40% invested in high quality U.S. fixed income, represented by the Barclays U.S. Aggregate Index. The portfolio is rebalanced annually. Average asset allocation investor return is based on an analysis by Dalbar Inc., which utilizes the net of aggregate mutual fund sales, redemptions and exchanges each month as a measure of investor behavior. Returns are annualized (and total return where applicable) and represent the 20-year period ended 12/31/15 to match Dalbar’s most recent analysis. Guide to the Markets – U.S. Data are as of December 31, 2016.

MATRIX ADVISORS

VALUE FUND, INC.

•	People make decisions not to maximize utility but to minimize regret. The anticipation of regret affects decisions and they will pay dearly for certainty.

•	Last impressions can be lasting impressions.[3]

How do these conclusions apply to investment decisions?

Think about how the market’s crash in 2008/9 has impacted investor behavior. After the fact many people looked back and in hindsight said “the handwriting was on the wall” and regretted having too much money invested in the stock market. A common response was to sell some or all of their stock market holdings at the worst possible time, paying dearly for “safety”.

More recently there were two periods of extreme uncertainty in the stock market this year, the Brexit vote in the U.K. in late June, and the U.S. Presidential election. If you had the results of the votes beforehand, would you have been positioned in your investments correctly? It’s highly unlikely. Most experts predicted that Brexit would lose in a close election and that Donald Trump would not only lose but the margin of his loss could be historic. In the unlikely event that the experts were wrong, the experts also predicted that the unexpected results would be terrible for the stock market. Well, Brexit won and Donald Trump was elected and the markets defied the expert opinions and rallied dramatically to new highs.

The truth is, knowing the outcome in advance would not have helped, and in fact is more likely to have hurt your performance by causing you to raise cash, exactly the wrong thing to do. Recognizing our inability to predict the future is paramount to better decision making. Emotions can play havoc with our ability to make rational decisions.

So how can the average investor protect themselves from the biases we all bring to investment decision making and increase the odds of better investment performance?

•	Review your goals and construct an asset allocation that will get you on a path to meeting your objective. Then stick to the plan. It makes sense to adjust an allocation to asset classes when they deviate outside agreed upon ranges but this should be done infrequently to minimize transaction costs and capital gains.

•	Do not have more money in the market than you are comfortable investing to avoid panicked selling during market declines. Declines should be opportunities to buy from panicked sellers with the cash reserves you have for that purpose.

•	We are cautiously optimistic in our outlook but always prefer looking at asset allocations at times of strength. With the stock market at new highs we believe this is an opportune time to review your overall financial plan and your current asset allocation. Please call us if we can be of assistance.

3	Michael Lewis, The Undoing Project, Page 197.

MATRIX ADVISORS

VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/16)	$1,000.00	$1,000.00

Ending Account Value (12/31/16)	$1,139.50	$1,020.21

Expenses Paid During Period[1]	$5.34	$5.04

1	Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MATRIX ADVISORS

VALUE FUND, INC.

SECTOR BREAKDOWN
Financials	28.8%

Information Technology	20.4%

Energy	14.5%

Health Care	14.0%

Industrials	9.5%

Consumer Staples	8.2%

Consumer Discretionary	4.5%

Total Investments	99.9%

Short-Term Investments, net of Other Assets	0.1%

Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of December 31, 2016.

MATRIX ADVISORS

VALUE FUND, INC.

Schedule of Investments
December 31, 2016 (Unaudited)

SHARES		VALUE

COMMON STOCKS - 99.9%

BANK (MONEY CENTER): 4.6%
31,500	JPMorgan Chase & Co.	$2,718,135

BANK (PROCESSING): 2.0%
15,600	State Street Corp.	1,212,432

BANK (REGIONAL): 2.1%
26,500	BB&T Corp.	1,246,030

BANK (SUPER REGIONAL): 4.3%
46,000	Wells Fargo & Co.	2,535,060

BEVERAGES: 2.2%
12,200	PepsiCo, Inc.	1,276,486

BIOTECHNOLOGY: 3.2%
26,500	Gilead Sciences, Inc.	1,897,665

BROADCASTING/CABLE TELEVISION: 2.0%
34,500	Viacom, Inc.	1,210,950

COMPUTER AND PERIPHERALS: 1.1%
5,500	Apple, Inc.	637,010

COMPUTER SOFTWARE AND SERVICES: 5.6%
36,100	Microsoft Corp.	2,243,254
45,000	Symantec Corp.	1,075,050

		3,318,304

DIVERSIFED OPERATIONS: 5.9%
40,999	Johnson Controls International Plc	1,688,749
16,600	United Technologies Corp.	1,819,692

		3,508,441

DRUG: 2.7%
25,000	AbbVie, Inc.	1,565,500

DRUG (GENERIC): 2.3%
37,500	Teva Pharmaceutical Industries, Ltd. - ADR	1,359,375

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

VALUE FUND, INC.

Schedule of Investments
December 31, 2016 (Unaudited) – Continued

SHARES		VALUE

DRUG STORE: 3.2%
23,750	CVS Health	$1,874,112

ELECTRICAL COMPONENT: 3.8%
32,600	TE Connectivity Ltd.	2,258,528

FINANCIAL SERVICES: 5.2%
18,800	American Express Co.	1,392,704
19,300	Capital One Financial Corp.	1,683,732

		3,076,436

HOUSEHOLD PRODUCTS: 2.9%
20,200	The Procter & Gamble Co.	1,698,416

INSURANCE (DIVERSIFIED): 3.8%
41,600	MetLife, Inc.	2,241,824

INSURANCE (PROPERTY CAUSULTY): 2.6%
11,500	Chubb Limited	1,519,380

INTERNET SOFTWARE & SERVICES: 2.8%
2,150	Alphabet, Inc. - Class C *	1,659,413

MANUFACTURING - MISCELLANEOUS: 3.5%
31,200	Eaton Corp Plc	2,093,208

MEDICAL SUPPLIES: 3.3%
19,000	Zimmer Biomet Holdings, Inc.	1,960,800

MOTORCYCLES/MOTOR SCOOTER: 2.5%
25,000	Harley-Davidson, Inc.	1,458,500

OIL & GAS SERVICES: 3.1%
21,700	Schlumberger Ltd.	1,821,715

OIL/GAS (DOMESTIC): 3.2%
41,500	Devon Energy Corp.	1,895,305

PETROLEUM (INTEGRATED): 3.0%
14,900	Chevron Corp.	1,753,730

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

VALUE FUND, INC.

Schedule of Investments
December 31, 2016 (Unaudited) – Continued

SHARES		VALUE

PETROLEUM (PRODUCING): 5.2%
28,700	ConocoPhillips	$1,439,018
22,700	Occidental Petroleum Corp.	1,616,921

		3,055,939

PRECISION INSTRUMENTS: 2.5%
10,400	Thermo Fisher Scientific, Inc.	1,467,440

SECURITIES BROKERAGE: 4.2%
37,000	Morgan Stanley	1,563,250
23,000	The Charles Schwab Corp.	907,810

		2,471,060

TELECOMMUNICATIONS (EQUIPMENT): 7.1%
67,000	Cisco Systems, Inc.	2,024,740
33,000	QUALCOMM, Inc.	2,151,600

		4,176,340

TOTAL COMMON STOCKS (Cost $44,230,853)		$58,967,534

SHORT-TERM INVESTMENTS - 0.1%
74,052	Fidelity Institutional Money Market Portfolio	74,052

TOTAL SHORT-TERM INVESTMENTS (Cost $74,052)		$74,052

TOTAL INVESTMENTS (Cost $44,304,905): 100.0%		59,041,586
LIABILITIES IN EXCESS OF OTHER ASSETS: 0.0%		(25,798)

TOTAL NET ASSETS: 100.0%		$59,015,788

*	Non-Income Producing

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

VALUE FUND, INC.

Statement of Assets and Liabilities
At December 31, 2016 (Unaudited)
ASSETS:
Investments in securities, at value (cost $44,304,905)	$59,041,586
Receivables:
Fund shares sold	3,894
Investments sold	69,426
Dividends and Interest	73,204
Prepaid expenses	11,238

Total assets	59,199,348

LIABILITIES:
Payables:
Fund shares repurchased	67,733
Due to Advisor	26,996
Accrued expenses:
Professional fees	39,090
Administration fees	18,472
Other expenses	31,269

Total liabilities	183,560

NET ASSETS	$59,015,788

Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	915,867

Net Asset Value, Offering Price and Redemption Price Per Share	$64.44

COMPONENTS OF NET ASSETS:
Paid in capital	43,359,295
Undistributed net investment income	6,213
Accumulated net realized gain on investments	913,599
Net unrealized appreciation on investments	14,736,681

Net Assets	$59,015,788

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

VALUE FUND, INC.

Statement of Operations
For the Six Months Ended December 31, 2016 (Unaudited)
INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $3,774)	$874,122
Interest income	417

Total income	874,539

EXPENSES
Advisory fees	219,409
Administration fees	36,568
Shareholder servicing and accounting fees	29,236
Professional fees	20,467
Federal and state registration fees	12,031
Custodian fees	7,551
Reports to shareholders	5,196
Directors’ fees and expenses	4,864
Other expenses(1)	9,088

Total operating expenses	344,410
Less: Expense reimbursement by Advisor	(54,791)

Net expenses	289,619

Net investment income	584,920

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	2,702,294
Net change in unrealized appreciation/depreciation on investments	4,247,136

Net realized and unrealized gain on investments	6,949,430

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,534,350

(1)	Includes $3 interest expense.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

VALUE FUND, INC.

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2016	YEAR ENDED JUNE 30, 2016
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$584,920	$1,410,249
Net realized gain on investments	2,702,294	2,987,005
Net change in net unrealized appreciation/depreciation on investments	4,247,136	(10,625,706)

Net increase (decrease) in net assets resulting from operations	7,534,350	(6,228,452)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,402,760)	(1,070,965)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	829,340	4,647,398
Proceeds from reinvestment of distributions	1,319,969	859,502
Cost of shares redeemed	(4,397,212)	(16,890,713)
Redemption fees	20	616

Net decrease from capital share transactions	(2,247,883)	(11,383,197)

Total increase (decrease) in net assets	3,883,707	(18,682,614)

NET ASSETS
Beginning of period	55,132,081	73,814,695

End of period	59,015,788	55,132,081

Undistributed net investment income	$6,213	$824,053

CHANGE IN SHARES
Shares outstanding, beginning of period	952,259	1,171,235
Shares sold	13,009	81,076
Shares issued on reinvestment of distributions	20,189	15,403
Shares redeemed	(69,590)	(315,455)

Shares outstanding, end of Period	915,867	952,259

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

VALUE FUND, INC.

Financial Highlights
For a capital share outstanding through each year/period

	SIX MONTHS ENDED DECEMBER 31, 2016		YEARS ENDED JUNE 30,
			2016	2015	2014		2013	2012
	(Unaudited)
Net asset value, beginning of the year/period	$57.90		$63.02	$63.32	$49.56		$40.44	$44.29

Income (loss) from investment operations:
Net investment income	0.63	(a)	1.27 (a)	0.77 (a)	0.68	(a)	0.59 (a)	0.48
Net realized and unrealized gain (loss) on investments	7.46		(5.49)	(0.28)	13.71		9.26	(3.99)

Total from investment operations	8.09		(4.22)	0.49	14.39		9.85	(3.51)

Less distributions:
Dividends from net investment income	(1.55)		(0.90)	(0.79)	(0.63)		(0.73)	(0.34)

Paid-in capital from redemption fees (Note 2)	—		0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)

Net asset value, end of year/period	$64.44		$57.90	$63.02	$63.32		$49.56	$40.44

Total return	13.95	%(e)	(6.66)%	0.77%	29.20%		24.69%	(7.88)%

Ratios/supplemental data:
Net assets, end of year/period (millions)	$59.0		$55.1	$73.8	$81.0		$60.7	$75.6

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.18	%(d)	1.16%	1.12%	1.15%		1.18%	1.15%
After expense reimbursement	0.99	%(d)	0.99%	0.99%	0.99%		0.99%	0.99%
Interest Expense	—		—	—	0.00	%(c)	—	—

Ratio of net investment income to average net assets:
Before expense reimbursement	1.81	%(d)	2.03%	1.09%	1.06%		1.18%	0.98%
After expense reimbursement	2.00	%(d)	2.20%	1.22%	1.22%		1.37%	1.14%
Portfolio turnover rate	12	%(e)	15%	12%	41%		15%	19%

(a)	Calculated using the average shares method.
(b)	Less than $0.01.
(c)	Interest expense was less than 0.01%.
(d)	Annualized
(e)	Not Annualized

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS

VALUE FUND, INC.

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Fund’s valuation committee and pricing committee of Matrix Asset Advisors, Inc. (the “Advisor” or “Matrix”) in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value (“NAV”) per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS

VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

B.	Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s NAV per share. Prior to October 31, 2016, the Fund assessed a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees were deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees became part of the Fund’s daily NAV calculation.

C.	Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014 – 2016), or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.	Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.	Reclassification of Capital Accounts.

U. S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2016, the Fund had no permanent book-to-tax differences.

F.	Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS

VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

G.	Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.	Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $3,400,000, 5% of the gross market value of the Fund, or 33 1⁄3% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. Borrowing activity under the Loan Agreement for the six months ended December 31, 2016, was as follows:

Maximum Amount Outstanding	Interest Expense	Amount Outstanding December 31, 2016	Average Amount Outstanding	Average Interest Rate
$35,000	$3	$0	$1,129	2.75%

I.	Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and determined that no events have occurred that require disclosure.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets. For the six months ended December 31, 2016 the Fund accrued $219,409 in advisory fees.

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund through at least October 31, 2017 to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Advisor is eligible to recover expenses waived for three fiscal years following the fiscal year in which the expenses were originally waived.

The Advisor will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. For the six months ended December 31, 2016, Matrix waived $54,791. Any

MATRIX ADVISORS

VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2016, the cumulative amount available for reimbursement that has been paid and/or waived is $379,785. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2017	2018	2019	2020
$58,770	$98,789	$106,880	$54,791

U.S. Bancorp Fund Services, LLC (“USBFS”) acts as the Fund’s administrator (the “Administrator”) under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2016, USBFS was paid $36,568, in its capacity as Fund Administrator. USBFS also serves as the Fund’s Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. See the statement of operations for the fees accrued. Quasar Distributors, LLC, an affiliate of USBFS and U.S. Bank, N.A., serves as the Fund’s principal underwriter.

The Fund’s Chief Compliance Officer (“CCO”) receives no compensation from the Fund; however, the Administrator was paid $5,000 for the six months ended December 31, 2016 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2016, are as follows:

	Purchases	Sales
Common Stock	$6,715,995	$9,498,822

MATRIX ADVISORS

VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$44,679,218

Gross tax unrealized appreciation	13,650,499
Gross tax unrealized depreciation	(3,239,248)
Net tax unrealized appreciation on investments	10,411,251

Undistributed ordinary income	824,053
Undistributed long-term capital gains	—

Total Distributable Earnings	824,053

Other accumulated losses	(1,710,401)

Total Accumulated Earnings/Losses	$9,524,903

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At June 30, 2016, the Fund has $1,710,401 of capital loss carryover, of which $1,710,401 expires June 30, 2018. At June 30, 2016, the Fund had no post-October losses.

The tax character of distributions paid during the six months ended December 31, 2016 and fiscal year ended June 30, 2016 were as follows:

	December 31, 2016	June 30, 2016
Distributions Paid From:
Ordinary Income*	$1,402,760	$1,070,965
Long-Term Capital Gain	$—	$—

	$1,402,760	$1,070,965

*	For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS

VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used to value the asset or liability. These standards state that “observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. “Unobservable inputs” reflect the Fund’s own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS

VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2016. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

Description	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity
Common Stock*	$58,967,534	$—	$—	$58,967,534

Total Equity	$58,967,534	$—	$—	$58,967,534

Short-Term Investments	$74,052	$—	$—	$74,052

Total Investments in Securities	$59,041,586	$—	$—	$59,041,586

*	Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

MATRIX ADVISORS

VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the “Advisor”) continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors (the “Board”) at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “Independent Directors”).

At a meeting held on August 24, 2016, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Directors (“Fund Counsel”) discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund Counsel, including: (i) a copy of the Advisor’s Form ADV; (ii) comparative information about the Fund’s performance, advisory fee and expense ratio; (iii) key policies and procedures of the Advisor’s compliance program and the chief compliance officer’s annual risk assessment, compliance monitoring schedule and compliance program review; (iv) a profitability analysis prepared by the Advisor outlining profits realized from the Advisor’s relationship to the Fund under the Investment Advisory Agreement; (v) financial information relating to the Advisor and the Fund’s financial contributions to the Advisor; and (vi) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

MATRIX ADVISORS

VALUE FUND, INC.

Additional Information (Unaudited), Continued

The Independent Directors met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

1)	The nature, extent and quality of services provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund’s Investment Advisory Agreement and the quality of those services over the past year. The Board noted that the services include managing the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered the Advisor’s compliance program, including risk management, and the efforts of the Fund’s chief compliance officer and the Advisor’s retention of multiple independent compliance consulting firms. The Board concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high. The Board considered the personnel responsible for providing advisory services to the Fund, including the qualifications and experience of David A. Katz, the Fund’s portfolio manager, and concluded, based on its experience and interaction with the Advisor, that: (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Board; and (iv) the Advisor had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)	Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2016. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), primary distribution channel, load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund’s administrator. The Board observed that the Fund underperformed the peer group for all periods. The Board also reviewed comparative performance of a composite of other separately-managed accounts of the Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio commentary provided at each quarterly Board meeting and the Advisor’s analysis of the Fund’s performance. The Board noted continued discussions with the Advisor throughout the year

MATRIX ADVISORS

VALUE FUND, INC.

Additional Information (Unaudited), Continued

regarding the Fund’s performance and the Advisor’s commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions.

3)	The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Board’s consideration of the level of the advisory fee, the Board considered a number of factors. The Board considered the Fund’s advisory fee of 0.75% of the Fund’s average daily net assets and the Fund’s contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund’s average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund’s investment strategy. The Board also considered comparative total fund expenses of the Fund and the peer group. The Board acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or reimbursements.

The Board noted that the advisory fee of 0.75% charged by the Advisor was reasonable and was below both the median and the average among the peer group, and the Fund’s total expense ratio (net of fee waivers) of 0.99% was slightly above the median and below the average among the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund’s total expenses to 0.99%. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund’s participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other separately-managed accounts of the Advisor with investment strategies similar to the Fund’s investment strategy. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the supervision of the Fund’s other service providers, including U.S. Bancorp Fund Services, LLC. The Board noted that the average fee the Advisor charges for its large cap value separately managed equity accounts was slightly below but in-line with the Fund’s advisory fee.

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Board reviewed the profitability analysis prepared by the Advisor for the fiscal year ended June 30, 2016. The Board concluded that the profitability of the Fund to the Advisor was not excessive and noted that after payments made by the Advisor from its legitimate profits for marketing and/or distributing the Fund, the Advisor was not realizing a profit in connection with its management of the Fund. However, the Board noted that the Advisor maintained adequate profits levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the

MATRIX ADVISORS

VALUE FUND, INC.

Additional Information (Unaudited), Continued

Fund’s operations. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale.

5)	Benefits derived from the Advisor’s relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including great name recognition. The Board also discussed the Advisor’s brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund. The Board also discussed the Advisor’s brokerage practices.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including all of the Independent Directors, based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS

VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Directors

David A. Katz, CFA

Larry D. Kieszek

T. Michael Tucker

David S. Wyler

•

Investment Advisor

Matrix Asset Advisors, Inc.

747 Third Avenue, 31st Floor

New York, NY 10017

(800) 366-6223

•

Custodian

U.S. Bank, N.A.

1555 N. River Center Drive, Ste. 302

Milwaukee, WI 53212

•

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

•

Administrator

U.S. Bancorp Fund Services, LLC

2020 East Financial Way, Ste. 100

Glendora, CA 91741

•

Independent Registered Public

Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Ste. 2400

Philadelphia, PA 19103

•

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report MATRIX ADVISORS VALUE FUND, INC. December 31, 2016 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or

15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By /s/ David A. Katz
David A. Katz, President

Date March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ David A.Katz
David A. Katz, President

Date March 7, 2017